UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2026

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 26, 2026, 256 County Route 117 Perth LLC (“Buyer”), a Delaware limited liability company and a subsidiary of Vireo Growth Inc. (the “Company”), entered into a Premises Purchase Agreement (the “Purchase Agreement”) with IIP-NY 2 LLC (“Seller”), a Delaware limited liability company and a subsidiary of Innovative Industrial Properties, Inc.

Pursuant to the Purchase Agreement, Buyer agreed to acquire from Seller all of Seller’s right, title and interest in and to certain improved real property located at 256 County Route 117 in Perth, New York, together with related improvements, fixtures, personal property, leases and other rights (collectively, the “Property”), for an aggregate purchase price of $88.5 million (the “Purchase Price”), subject to customary prorations and adjustments. The Property is a 389,000 square foot cannabis cultivation and production facility previously leased from Seller.

Under the Purchase Agreement, the Purchase Price was satisfied through a combination of (i) cash consideration paid at closing funded by the Chicago Atlantic Loan, as defined under Item 2.03 of this Current Report on Form 8-K and (ii) a seller-financed loan in favor of Seller, as described under Item 2.03 of this Current Report on Form 8-K.

The Purchase Agreement provided Buyer with a diligence period and contains customary representations, warranties, covenants, conditions precedent and termination rights. The Purchase Agreement also provides that the Property is being sold on an “as-is, where-is, with all faults” basis, subject to limited exceptions set forth in the Purchase Agreement and related conveyance documents.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which will be filed as an Exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending June 30, 2026.

Furthermore, the information set forth under Item 2.03 of this Current Report on Form 8-K with respect to the matters discussed therein is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Seller Note

In connection with the Purchase Agreement described under Item 1.01 of this Current Report on Form 8-K, on May 26, 2026, Buyer entered into a term loan with Seller in the original principal amount of US$49.0 million (the “Seller Note”).

The Seller Note is evidenced by a promissory note and is secured by a first-priority mortgage, assignment of leases and rents, security agreement, financing statement and fixture filing encumbering the Property and related collateral (collectively, the “Seller Mortgage”).

Under the Seller Note and related loan documents:

•	The original principal amount is US$49.0 million.

•	The Seller Note bears interest at 15% per annum on the outstanding principal balance, payable in monthly installments of interest only.

•	The initial maturity date of the Seller Note is May 25, 2027.

•	Buyer has the right, subject to the satisfaction of specified conditions, to extend the maturity date of the Seller Note for up to two additional one-year periods, each upon payment of an extension fee equal to 1.0% of the then-outstanding principal balance and the absence of any uncured event of default.

•	The Seller Note is secured by a first-priority lien on the Property and an absolute assignment of leases and rents, subject to a revocable license in favor of Buyer to collect and use rents prior to an event of default.

•	The obligations of Buyer under the Seller Note and related loan documents are unconditionally guaranteed by the Company pursuant to a guaranty agreement in favor of Seller.

The Seller Note and Seller Mortgage contain customary covenants, events of default (including non-payment, certain covenant breaches, insolvency-related events and certain cross-defaults) and remedies for a transaction of this type, including, upon an event of default, the right of the lender to accelerate the indebtedness, foreclose on the mortgage, collect rents directly and exercise other secured creditor remedies.

Chicago Atlantic Loan

Concurrently with the closing of the acquisition of the Property and the issuance of the Seller Note, Buyer entered into a loan agreement with Chicago Atlantic Financial Services, LLC (together with its affiliates, “Chicago Atlantic”), pursuant to which Chicago Atlantic provided Buyer with a term loan in the original principal amount of US$41.0 million (the “Chicago Atlantic Loan”).

The Chicago Atlantic Loan is evidenced by a promissory note and is secured by a second-priority mortgage, assignment of leases and rents, security agreement, financing statement and fixture filing encumbering the Property and related collateral (collectively, the “Chicago Atlantic Mortgage”).

Under the Chicago Atlantic Loan and related loan documents:

•	The original principal amount is US$41.0 million.

•	The Chicago Atlantic Loan bears interest at prime plus 5.75% per annum and matures on May 28, 2028. The Chicago Atlantic Loan allows for voluntary prepayment of the loan subject to a make-whole premium as described therein.

•	The Chicago Atlantic Loan is secured by a second-priority lien on the Property and related collateral and an assignment of leases and rents, in each case expressly subordinated to the Seller Note and Seller Mortgage pursuant to an intercreditor and subordination agreement among Seller (as senior lender), Chicago Atlantic (as subordinated lender and administrative agent), Buyer and certain of their affiliates.

•	The obligations of Buyer under the Chicago Atlantic Loan are guaranteed by Vireo Health, Inc., a Delaware corporation and a subsidiary of the Company, pursuant to a guaranty in favor of Chicago Atlantic.

•	The Chicago Atlantic Loan and Chicago Atlantic Mortgage include customary covenants (including covenants intended to maintain Buyer as a single-purpose entity whose sole business is owning and operating the Property), events of default and secured creditor remedies.

The Seller Note and the Chicago Atlantic Loan together represent direct financial obligations of the Company or its consolidated subsidiaries within the meaning of Item 2.03 of Form 8-K, by virtue of the Company’s guaranty of the Seller Note and its subsidiary’s guaranty of the Chicago Atlantic Loan.

The foregoing descriptions of the Seller Note, the Seller Mortgage, the Chicago Atlantic Loan and the Chicago Atlantic Mortgage do not purport to be complete and are qualified in their entirety by reference to such agreements, which will be filed as Exhibits to the Company’s quarterly report on Form 10-Q for the quarter ending June 30, 2026.

Item 7.01	Regulation FD Disclosure

On May 26, 2026, the Company issued a press release announcing the matters disclosed in this Current Report on Form 8-K, which is attached as Exhibit 99.1 hereto and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1, and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1*	Press Release, dated as of May 26, 2026
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC.
(Registrant)

By:	/s/ Tyson Macdonald
Tyson Macdonald
Chief Financial Officer

Date: May 29, 2026